                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 17, 2005

                                 TRANSPRO, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     1-13894                   34-1807383
---------------------------  --------------------------   ----------------------
     (State or Other            (Commission File No.)        (I.R.S. Employer
       Jurisdiction                                          Identification No.)
    of Incorporation)

          100 GANDO DRIVE, NEW HAVEN, CONNECTICUT         06513
      (Address of Principal Executive Offices)           (Zip Code)

               Registrant's telephone number,including area code:
                                 (203) 401-6450

                                       N/A
                       ----------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         On January 17, 2005, Transpro and Modine Manufacturing Company signed a modification to the letter of intent dated October 28, 2004, and amended on
December 15, 2004, relating to the proposed merger of Transpro and Modine's aftermarket business and the sale of Transpro's heavy duty OEM business to
Modine. The modification letter extends the exclusivity period from January 17,
2005 to January 31, 2005. A copy of the modification to the letter of intent is attached as Exhibit 99.1 hereto.

 ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:

            EXHIBIT NO.                  DESCRIPTION
            ------------  -----------------------------------------------------
            99.1          January 17, 2005 Modification to the letter of intent,
                          dated October 28, 2004, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSPRO, INC.

Date: January 18, 2005        By: /s/ RICHARD A. WISOT
                                  ---------------------------------
                                  Richard A. Wisot
                                  Vice President, Treasurer, Secretary and Chief
                                  Financial Officer